SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                       Date of Report: SEPTEMBER 11, 2003
                                       ------------------

                               BIO-ONE CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


          NEVADA                        000-31889            65-0815746
          ------                        ---------            ----------
(State or other jurisdiction           (Commission          (IRS Employer
 of incorporation)                     File Number)          Identification No.)


1630 WINTER SPRINGS BOULEVARD, WINTER SPRINGS, FLORIDA                32708
------------------------------------------------------                -----
    (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (407) 977-1005
                                                           --------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 11, 2003, Bio-One Corporation, a Nevada corporation ("Bio-One"), entered into an Asset Purchase and Sale Agreement (the "Purchase Agreement") among Bio-One, PNLabs, Inc., a Nevada corporation and wholly-owned subsidiary of Bio-One ("PNLabs") and Physicians Nutraceutical Laboratories, Inc., a Florida corporation ("Physicians Nutraceutical"). Pursuant to the Purchase Agreement, PNLabs purchased the assets of Physicians Nutraceutical, which included inventory, accounts receivable, office furniture, the rights to the five (5) products marketed by Physicians Nutraceutical and all rights to the operational business of Physicians Nutraceutical. The consideration given for the purchase of the assets of Physicians Nutraceutical was a five-year, 5% royalty on all monthly net sales of PNLabs.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Bio-One is filing the financial statements required by Regulation S-X as a result of the purchase of the assets of Physicians Nutraceutical.

         (A) FINANCIAL STATEMENTS

         Attached herewith.

(B) PRO FORMA FINANCIAL INFORMATION

         Attached herewith.

         (C) EXHIBITS


         EXHIBIT                    DESCRIPTION
         -------                    -----------

         Exhibit 16.1     Asset Purchase and Sale Agreement, dated September 11,    Provided herewith
                          2003, by and  among Bio-One, PNLabs, Inc. and
                          Physicians Nutraceutical Laboratories, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BIO-ONE CORPORATION

Date: January 7, 2004           By: /s/ Armand Dauplaise
                                   ---------------------------------------------
                                Name:  Armand Dauplaise
                                Its:   President, Chief Executive Officer,
                                       Principal Accounting Officer and Director

                      PHYSICIANS NUTRACEUTICAL LABORATORIES
                    FINANCIAL STATEMENTS AS OF JULY 31, 2003



                      PHYSICIANS NUTRACEUTICAL LABORATORIES
                     UNAUDITED INTERIM FINANCIAL STATEMENTS
                                  JULY 31, 2003

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                                  Balance Sheet

                             July 31, 2003 and 2002

                                     Assets
                                     ------

                                                                       2003           2002
                                                                   -----------    -----------
Current assets:
      Cash                                                         $     1,757          6,884
      Accounts receivable                                               17,735         34,647
      Inventory                                                         70,119         51,006
                                                                   -----------    -----------

           Total current assets                                         89,611         92,537
                                                                   -----------    -----------

Property and equipment, net (note 3)                                    19,806         33,064
Other assets                                                             4,202         18,752
                                                                   -----------    -----------

                                                                   $   113,619        144,353
                                                                   ===========    ===========


                     Liabilities and stockholders' (deficit)
                     ---------------------------------------

Current liabilities:
      Accounts payable and accrued expenses                        $   389,685        260,947
      Due to affiliate                                                 321,346        189,600
      Note payable, officer (note 4)                                   607,416        548,726
                                                                   -----------    -----------

           Total current liabilities                                 1,318,447        999,273
                                                                   -----------    -----------

Stockholders' (deficit):
      Preferred stock, Series A convertible, $.001 par value,
        10,000,000 shares authorized, 514,162 shares issued
        and outstanding                                                    514            514
      Preferred stock, undesignated, 9,000,000 shares authorized            --             --
      Common stock, $.001 par value, 100,000,000 shares
        authorized, 2,925,848 shares issued and outstanding              2,926          2,926
      Additional paid-in capital                                     2,728,124      2,728,124
      Accumulated (deficit)                                         (3,936,392)    (3,586,484)
                                                                   -----------    -----------

                                                                    (1,204,828)      (854,920)
                                                                   -----------    -----------

                                                                   $   113,619        144,353
                                                                   ===========    ===========


               See accompanying note to the financial statements.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                             Statement of Operations

                For the seven months ended July 31, 2003 and 2002

                                                            2003              2002
                                                        -----------       -----------
Revenue                                                 $   505,089           514,134
                                                        -----------       -----------

Operating expenses:
      Cost of sales                                         197,901           169,266
      Selling, general and administrative expenses          522,343           379,147
                                                        -----------       -----------

                                                            720,244           548,413
                                                        -----------       -----------

Net (loss)                                              $  (215,155)          (34,279)
                                                        ===========       ===========

Per share information - basic and fully diluted:

      Weighted average shares outstanding                 2,925,848         2,925,848
                                                        ===========       ===========

      Net (loss) per share                              $     (0.07)            (0.01)
                                                        ===========       ===========


              See accompanying notes to the financial statements.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                            Statements of Cash Flows

                For the seven months ended July 31, 2003 and 2002

                                                                      2003          2002
                                                                   ---------     ---------
Net (loss)                                                         $(215,155)      (34,279)
      Adjustment to reconcile net (loss) to net cash
      (used in) operating activities:
          Depreciation                                                 6,061         6,679
          Changes in operating assets and liabilites:
             Accounts receivable                                      (4,611)       (1,923)
             Inventory                                               (54,205)        8,706
             Prepaid expenses                                         15,000        64,800
             Other assets                                             (2,950)       (6,971)
             Accounts payable and accrued expenses                  (156,169)     (164,219)
                                                                   ---------     ---------

                      Net cash (used in) operating activities       (412,029)     (127,207)
                                                                   ---------     ---------

Cash flows from financing activities:
      Proceeds from amounts due to affiliate                          (7,251)     (150,839)
      Payments, notes payable - officer                              418,972       356,573
                                                                   ---------     ---------

                      Net cash provided by financing activities      411,721       205,734
                                                                   ---------     ---------

Net (decrease) increase in cash                                         (308)       78,527

Beginning - cash balance                                               2,065        85,411
                                                                   ---------     ---------

Ending - cash balance                                              $   1,757         6,884
                                                                   =========     =========

Supplemental cash flow information:
      Cash paid for income taxes                                   $      --            --
                                                                   =========     =========
      Cash paid for interest                                       $      --            --
                                                                   =========     =========

Supplemental schedule of non cash investing and financing activity: During the year end December 31, 2002, the Company and NSS agreed to convert $20,748 of previous capital contributions to advance from affiliate.


              See accompanying notes to the financial statements.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

                             July 31, 2003 and 2002


(1)      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         -----------------------------------------------------------

(A)      ORGANIZATION
         ------------

         The Company was incorporated on October 26, 1999 in the State of Florida and is in the business of marketing and distributing nutritional products.

         The Company had been a wholly owned subsidiary of Nutrition Superstores.com, Inc. ("NSS"). During February 2001 the Company agreed to issue to NSS 2,898,348 shares of common stock and 440,416 shares of preferred stock. The issuance was conditioned upon NNS's approval of a spin off of the Company to the shareholders of NSS, which was also approved in February 2001 (see note 5).

(B)      REVENUE RECOGNITION
         -------------------

         The Company recognizes revenue when its products are shipped or services are provided.

(C)      PRODUCT DEVELOPMENT COSTS
         -------------------------

         The Company's web site will comprise multiple features and offerings that are currently under development, and it is anticipated that the offerings will require future development and refinement. In connection with the development of its products, the Company will incur external costs for hardware, software, and consulting services, and internal costs for payroll and related expenses of its technology employees directly involved in the development. All hardware costs will be capitalized. Purchased software costs will be capitalized in accordance with Statement of Position 98-1 Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. All other costs will be reviewed for determination of whether capitalization or expense as product development cost is appropriate.

(D)      INVENTORY
         ---------

         Inventory, which consists principally of finished goods, is stated at the lower of cost or market using the first-in, first-out method.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

                             July 31, 2003 and 2002


(1)      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         -----------------------------------------------------------

(E)      PROPERTY, EQUIPMENT AND DEPRECIATION
         ------------------------------------

         Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the following estimated useful lives:

                                                                    YEARS
                                                                    -----
                Equipment                                             5
                Furniture and fixtures                                5
                Automotive equipment                                  5

(F)      CASH AND CASH EQUIVALENTS
         -------------------------

         The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

(G)      ADVERTISING COSTS
         -----------------

         The Company expenses all costs of advertising as incurred. Advertising costs included in selling, general and administrative expenses aggregated $144,096 for the seven months ended July 31, 2003.

(H)      FINANCIAL INSTRUMENTS
         ---------------------

         Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of July 31, 2003. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include, cash, accounts receivable, accounts payable and accrued expenses and notes payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of the Company's long-term debt is estimated based upon the quoted market prices for the same or similar issues or on the current rates available to the Company for debt of the same remaining maturities.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

                             July 31, 2003 and 2002


(1)      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ----------------------------------------------------------------------

(I)      LONG-LIVED ASSETS
         -----------------

         The carrying value of long lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment. To date, no such impairment has been indicated. Should there be an impairment in the future, the Company will measure the amount of the impairment based on the undiscounted expected future cash flows from the impaired assets.

(J)      NET INCOME (LOSS) PER COMMON SHARE
         ----------------------------------

         The Company calculates net income (loss) per share as required by Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods when they are anti dilutive common stock equivalents, if any, are not considered in the computation.

(K)      USE OF ESTIMATES
         ----------------

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

                             July 31, 2003 and 2002


(1)      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         -----------------------------------------------------------------------

(L)      INCOME TAXES
         ------------

         The Company follows SFAS 109, "Accounting for Income Taxes" for recording the provision for incomes taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

(M)      DEFERRED OFFERING COSTS
         -----------------------

         The Company defers costs associated with the raising of capital until such time as the offering is completed, at which time the costs are charged against the capital raised. Should the offering be terminated the costs are charged to operations during the period when the offering is terminated.

(N)      STOCK BASED COMPENSATION
         ------------------------

         The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

         The Company accounts for stock based compensation in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation." The provisions of SFAS No. 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in Accounting Principles Board (APB) Opinion 25, "Accounting for Stock Issued to Employees" but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

                             July 31, 2003 and 2002


(1)      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         -----------------------------------------------------------------------

(O)      PRESENTATION OF UNAUDITED FINANCIAL STATEMENTS
         ----------------------------------------------

         The unaudited financial statements have been prepared in accordance with rules of the Securities and Exchange Commission and, therefore, do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and cash flows, in conformity with generally accepted accounting principles. The information furnished, in the opinion of management, reflects all adjustments (consisting only of normal recurring accruals) necessary to present fairly the financial position as of July 31, 2003 and results of operations and cash flows for the seven month period ended July 31, 2003. The results of operations are not necessarily indicative of results which may be expected for any other interim period, or for the year as a whole.

(2)      BASIS OF PRESENTATION
         ---------------------

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course f business. The Company incurred net losses during the seven months ended July 31, 2003 of $215,155. In addition, the Company has a working capital deficit of $1,228,836 and a stockholders' deficit of $1,204,828 at July 31, 2003.

         The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and the achievement of profitable operations. The Company is in the process of attempting to raise additional equity capital through a private placement.

         The accompanying financial statements do not include any adjustment that might be required should the Company be unable to recover the value of its assets or satisfy its liabilities.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

                             July 31, 2003 and 2002


(3)      PROPERTY AND EQUIPMENT
         ----------------------

         Property and equipment consists of the following at July 31, 2003 and 2002:

                                                   2003             2002
                                                 -------          -------
         Furniture and fixtures                  $ 8,031            8,031
         Equipment                                17,890           31,751
         Automotive equipment                     23,472           23,472
                                                 -------          -------
                                                  49,393           63,254
         Less: accumulated depreciation           29,587           30,190
                                                 -------          -------

                                                 $19,806          $33,064
                                                 =======          =======

         Depreciation expense charged to operations was $6,061 during the seven months ended July 31, 2003.

(4)      Notes Payable - Officer
         -----------------------

         At December 31, 2003 and 2002 note payable - officer consisted of the following:

                                                             2003         2002
                                                             ----         ----

          Notes  payable with  interest at 5% per annum,
          due on demand or if demand is not made, on
          December 31, 2003                               $ 607,416     548,726
                                                          =========     =======

(5)      Stockholders' (Deficit)
         -----------------------

         PREFERRED STOCK
         ---------------

         The Board of Directors has authorized the issuance of 1,000,000 shares of $.001 par value convertible preferred stock designated as Series A. Commencing on June 1, 2001 the holders of Series A shall be entitled to an 8.75% annual non-cumulative dividend in cash or at the option of the Company shares of the Company's common stock. No dividends were declared by the board of directors for the year ended December 31, 2002. Each share of Series A shall be convertible into common stock at the conversion price of 1/3 of the initial public offering price of the Company's common stock, provided however, that in the event the Company does not complete a public offering the Series A will be convertible at $5 per share but only at the expiration date of the Series A on May 31, 2004.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

                             July 31, 2003 and 2002


(5)      STOCKHOLDERS' (DEFICIT) (CONTINUED)
         -----------------------------------

         SHARE ISSUANCE
         --------------

         During February 2001 in exchange for the 100,000 common shares held by the Parent the Company agreed to issue to its Parent 2,898,348 shares of common stock and 440,416 shares of preferred stock. The issuance was conditioned upon the Parent's approval of a spin off of the Company to the shareholders of the Parent, which was approved in February 2001. All share and per share amounts have been retroactively restated to reflect the issuance.

         STOCK BASED COMPENSATION
         ------------------------

         The Company agreed to issue options to purchase 27,500 shares of common stock at an exercise price of $2.00 per share and options to purchase 35,000 shares at an exercise price of $5.00 per share.

         The Company accounts for stock-based compensation plans by applying APB 25 and related interpretations. Under APB 25, because the exercise price of the Company's employee stock options approximates or exceeds the market price of the underlying stock at the date of grant, no compensation cost is recognized.

         SFAS 123 requires the Company to provide pro forma information regarding net income and earnings per share as if compensation cost for the Company's stock option plans had been determined in accordance with the fair value based method prescribed in SFAS 123. The fair value of the option grants is estimated on the date of grant utilizing the minimum value method with the following weighted average assumptions for grants during the years ended December 31, 2001 and 2000; expected life of options of 10 years, expected volatility of 0%, risk-free interest rate of 1.5% and no dividend yield. The weighted average fair value at the date of grant for options granted during the years ended December 31, 2001 and 2000 was $0.00.

         Under the provisions of SFAS 123, the Company's net loss and loss per share would not have been effected.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

                             July 31, 2003 and 2002


(5)      STOCKHOLDERS' (DEFICIT) (CONTINUED)
         -----------------------------------

         STOCK BASED COMPENSATION (CONTINUED)
         ------------------------------------

         A summary of stock option activity is as follows:

                                           Number Of     Weighted-Average  Weighted-Average
                                            Shares       Exercise Price      Fair Value
                                            -------       --------------   ---------------
          Balance at December 31, 2001      62,500           $ 3.65            $  --
          Granted in current year               --               --               --
                                            -------          -------         -------

          Balance at December 31, 2002      62,500           $ 3.65            $  --
                                            =======          =======         =======

         The following tables summarizes information about fixed-price stock options at December 31, 2002:

                                       OUTSTANDING                                                 EXERCISABLE
                                       -----------                                                 -----------
                                                Weighted-Average                                            Weighted-Average
            Exercise            Number            Contractual       Weighted-Average        Number            Exercise
             Price           Outstanding             Life           Exercise Price        Exercisable           Price
          -------------    -----------------    ----------------    ----------------    ----------------    --------------
             $5.00              35,000              8 years              $5.00              27,000              $5.00
             $2.00              27,500              9 years              $2.00                  --              $2.00

(6)      INCOME TAXES
         ------------

         At December 31, 2002, the Company had a net operating loss carryforward for income tax purposes of approximately $3,600,000, which is available to offset future taxable income. The loss carryforward expires in the years beginning in 2019, unless it is utilized sooner. A valuation allowance equal to the tax benefit of the net operating losses has been established since it is uncertain that future taxable income will be realized during the carryforward period. Accordingly, no income tax provision has been recognized in the accompanying financial statements.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

                             July 31, 2003 and 2002


(7)      COMMITMENTS AND CONTINGENCIES
         -----------------------------

         EMPLOYMENT CONTRACT
         -------------------

         During January 2001, the Company entered into an employment contract with its vice president of marketing, which provides for a salary of $80,000 for 2001 and $125,000 in 2002, and 10,000 options to purchase the Company's common stock (see note 5). The contract may be terminated upon 90 days notice.

         PRODUCT DISTRIBUTION AGREEMENT
         ------------------------------

         During November 2001, the Company entered into a three year exclusive agreement for distribution of substantially all of its products to the mass retail outlets in the United States, Puerto Rico Guam and the U.S. Virgin Islands. This agreement is renewable for a one year period provided that the distributor purchases at least $4,000,000 in product during the final year of the initial three year term and for additional one year periods provided that the distributor purchases at least $4,000,000 in product adjusted for price increases by the Company during the proceeding one year term. In addition, the Company has agreed to issue three year warrants to purchase its common stock should the distributor pre pay for an order. For each advance payment the Company will issue the number of warrants determined by multiplying the amount of the advance by 7.5% and dividing by 4 and then dividing by the exercise price of the warrants. The resulting number will then be multiplied by 150%. The exercise price of the warrants is $1.50. During December 2001, the distributor prepaid an order in the amount of $244,020 and received 4,576 warrants, which expire during December 2004. This amount was recognized as revenue in January 2002. In conjunction with this order the Company advanced its supplier $64,800 for product to be delivered to the distributor. Had the Company computed the value of the warrants issued in accordance with the provisions of SFAS No. 123 there would be no change in the reported net loss or loss per share.

(8)      RELATED PARTY TRANSACTIONS
         --------------------------

         During 2002 the Company's president was not paid the salary due to him aggregating $120,000. The total unpaid salary due to this officer amounts to $252,000 and is included in accrued expenses in the accompanying balance sheet.

         In addition, through December 31, 2002 NSS made working capital advances aggregating $328,597 to the Company. These amounts are included in amounts due to affiliate in the accompanying balance sheet.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.
                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                DECEMBER 31, 2002

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


Shareholders and Board of Directors
Physicians Nutraceutical Laboratories, Inc.

         We have audited the accompanying balance sheet of Physicians Nutraceutical Laboratories, Inc. as of December 31, 2002 and the related statements of operations, stockholders' (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         Because we were not engaged as auditors until after December 31, 2001, we were not present to observe the physical inventory taken at that date and we were unable to satisfy ourselves regarding inventory quantities by means of other audit procedures. The amount of inventory at December 31, 2001 (stated as $59,712), materially affects the determination of the results of operations and cash flows for the year ended December 31, 2002.

         Because of the matter discussed in the preceding paragraph, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the results of operations and cash flows for the year ending December 31, 2002.

         In our opinion, the balance sheet of Physicians Nutraceutical Laboratories, Inc. as of December 31, 2002, presents fairly, in all material respects, the financial position of Physicians Nutraceutical Laboratories, Inc. as of December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has incurred substantial losses during the year ended December 31, 2002 and has working capital and stockholder deficits at December 31, 2002. Realization of the Company's assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary in the event that the Company cannot continue in existence.


/s/ Tschopp, Whitcomb & Orr, P.A.

November 17, 2003
Maitland, Florida

                  PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                                 BALANCE SHEET

                               December 31, 2002

                                     ASSETS
                                     ------

Current assets:
     Cash                                                           $     2,065
     Accounts receivable                                                 13,124
     Inventory                                                           15,914
     Prepaid expenses                                                    15,000
                                                                    -----------
          Total current assets                                           46,103
                                                                    -----------
Property and equipment, net (note 3)                                     25,867
Other assets                                                              1,252
                                                                    -----------
                                                                    $    73,222
                                                                    ===========
                    LIABILITIES AND STOCKHOLDERS' (DEFICIT)
                    ---------------------------------------

Current liabilities:
     Accounts payable and accrued expenses                          $   545,854
     Due to affiliate                                                   328,597
     Note payable, officer (note 4)                                     188,444
                                                                    -----------
          Total current liabilities                                   1,062,895
                                                                    -----------
Stockholders' (deficit):
     Preferred stock, Series A convertible, $.001 par value,
       10,000,000 shares authorized, 514,162 shares issued
       and outstanding                                                      514
     Preferred stock, undesignated, 9,000,000 shares authorized              --
     Common stock, $.001 par value, 100,000,000 shares
       authorized, 2,925,848 shares issued and outstanding                2,926
     Additional paid-in capital                                       2,728,124
     Accumulated (deficit)                                           (3,721,237)
                                                                    -----------
                                                                       (989,673)
                                                                    -----------
                                                                    $    73,222
                                                                    ===========

See accompanying note to the financial statements.

                  PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                            STATEMENT OF OPERATIONS

                      For the year ended December 31, 2002

Revenue                                                              $  807,229
                                                                     ----------
Operating expenses:
     Cost of sales                                                      283,647
     Selling, general and administrative expenses                       689,913
                                                                     ----------
                                                                        973,560
                                                                     ----------
Net (loss)                                                           $ (166,331)
                                                                     ==========
Per share information - basic and fully diluted:
     Weighted average shares outstanding                              2,925,848
                                                                     ==========
     Net (loss) per share                                            $    (0.05)
                                                                     ==========

See accompanying notes to the financial statements.

                  PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                      STATEMENT OF STOCKHOLDERS' (DEFICIT)

                      For the year ended December 31, 2002

                               COMMON STOCK        PREFERRED STOCK
                          --------------------     ---------------      PAID-IN      ACCUMULATED
                            SHARES      AMOUNT     SHARES     AMOUNT    CAPITAL       (DEFICIT)
                          ---------     ------     -------    ------   ---------     -----------
Balances,
  December 31, 2001       2,925,848     $2,926     514,162     514     2,748,872     (3,554,906)

Conversion of equity
  to debt                        --         --          --      --       (20,748)            --

Net loss                         --         --          --      --            --       (166,331)
                          ---------     ------     -------     ---     ---------     ----------

Balances,
  December 31, 2002       2,925,848     $2,926     514,162     514     2,728,124     (3,721,237)
                          =========     ======     =======     ===     =========     ==========


See accompanying notes to the financial statements.

                  PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                            STATEMENTS OF CASH FLOWS

                      For the year ended December 31, 2002

Net (loss)                                                            $(166,331)
     Adjustment to reconcile net (loss) to net cash
     (used in) operating activities:
          Depreciation                                                   11,176
          Write off of deferred offering costs                           10,000
          Loss on disposal of equipment                                   2,700
          Changes in operating assets and liabilites:
            Accounts receivable                                          19,600
            Inventory                                                    43,798
            Prepaid expenses                                             49,800
            Other assets                                                    529
            Deferred revenue                                           (244,020)
            Accounts payable and accrued expenses                       232,708
                                                                      ---------
               Net cash (used in) operating activities                  (40,040)
                                                                      ---------

Cash flows from financing activities:
     Proceeds from amounts due to affiliate                             (39,597)
     Payments, notes payable - officer                                   (3,709)
                                                                      ---------
               Net cash provided by financing activities                (43,306)
                                                                      ---------
Net (decrease) increase in cash                                         (83,346)
Beginning - cash balance                                                 85,411
                                                                      ---------
Ending - cash balance                                                 $   2,065
                                                                      =========
Supplemental cash flow information:
     Cash paid for income taxes                                       $      --
                                                                      =========
     Cash paid for interest                                           $      --
                                                                      =========

Supplemental schedule of non cash investing and financing activity:
     During the year end December 31, 2002, the Company and NSS agreed to convert $20,748 of previous capital contributions to advance from affiliate.

See accompanying notes to the financial statements.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

(1)      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A)      ORGANIZATION

The Company was incorporated on October 26, 1999 in the State of Florida and is in the business of marketing and distributing nutritional products.

The Company had been a wholly owned subsidiary of Nutrition Superstores.com, Inc. ("NSS"). During February 2001 the Company agreed to issue to NSS 2,898,348 shares of common stock and 440,416 shares of preferred stock. The issuance was conditioned upon NNS's approval of a spin off of the Company to the shareholders of NSS, which was also approved in February 2001 (see note 5).

(B)      REVENUE RECOGNITION

The Company recognizes revenue when its products are shipped or services are provided.

(C)      PRODUCT DEVELOPMENT COSTS

The Company's web site will comprise multiple features and offerings that are currently under development, and it is anticipated that the offerings will require future development and refinement. In connection with the development of its products, the Company will incur external costs for hardware, software, and consulting services, and internal costs for payroll and related expenses of its technology employees directly involved in the development. All hardware costs will be capitalized. Purchased software costs will be capitalized in accordance with Statement of Position 98-1 Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. All other costs will be reviewed for determination of whether capitalization or expense as product development cost is appropriate.

(D)      INVENTORY

Inventory, which consists principally of finished goods, is stated at the lower of cost or market using the first-in, first-out method.


                                                                    (Continued)

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

(1)      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(E)      PROPERTY, EQUIPMENT AND DEPRECIATION

Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the following estimated useful lives:

                                                                    YEARS
                                                                    -----
                Equipment                                             5
                Furniture and fixtures                                5
                Automotive equipment                                  5

(F)      CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

(G)      ADVERTISING COSTS

The Company expenses all costs of advertising as incurred. Advertising costs included in selling, general and administrative expenses aggregated $27,603 during 2002.

(H)      FINANCIAL INSTRUMENTS

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2002. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include, cash, accounts receivable, accounts payable and accrued expenses and notes payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of the Company's long-term debt is estimated based upon the quoted market prices for the same or similar issues or on the current rates available to the Company for debt of the same remaining maturities.


                                                                    (Continued)

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

(1)      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(I)      LONG-LIVED ASSETS

The carrying value of long lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment. To date, no such impairment has been indicated. Should there be an impairment in the future, the Company will measure the amount of the impairment based on the undiscounted expected future cash flows from the impaired assets.

(J)      NET INCOME (LOSS) PER COMMON SHARE

The Company calculates net income (loss) per share as required by Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods when they are anti dilutive common stock equivalents, if any, are not considered in the computation.

(K)      USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                                                                    (Continued)

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

(1)      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(L)      INCOME TAXES

The Company follows SFAS 109, "Accounting for Income Taxes" for recording the provision for incomes taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

(M)      DEFERRED OFFERING COSTS

The Company defers costs associated with the raising of capital until such time as the offering is completed, at which time the costs are charged against the capital raised. Should the offering be terminated the costs are charged to operations during the period when the offering is terminated.

(N)      STOCK BASED COMPENSATION

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

The Company accounts for stock based compensation in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation." The provisions of SFAS No. 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in Accounting Principles Board (APB) Opinion 25, "Accounting for Stock Issued to Employees" but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans.


                                                                    (Continued)

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

(2)      BASIS OF PRESENTATION

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. The Company incurred net losses during the year ended December 31, 2002 of $166,331. In addition, the Company has a working capital deficit of $1,016,792 and a stockholders' deficit of $989,673 at December 31, 2002.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and the achievement of profitable operations. The Company is in the process of attempting to raise additional equity capital through a private placement.

The accompanying financial statements do not include any adjustment that might be required should the Company be unable to recover the value of its assets or satisfy its liabilities.

(3)      PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2002:

         Furniture and fixtures                                    $ 8,031
         Equipment                                                  17,890
         Automotive equipment                                       23,472
                                                                  ---------
                                                                    49,393
         Less: accumulated depreciation                             23,526
                                                                  ---------
                                                                   $25,867
                                                                  =========

Depreciation expense charged to operations was $11,176 during 2002.


                                                                    (Continued)

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

(4)      NOTES PAYABLE - OFFICER

At December 31, 2002 note payable - officer consisted of the following:

Notes payable with interest at 5% per annum,  due on demand
or if demand is not made, on December 31, 2003                         $188,444
                                                                       ========

(5)      STOCKHOLDERS' (DEFICIT)

PREFERRED STOCK

The Board of Directors has authorized the issuance of 1,000,000 shares of $.001 par value convertible preferred stock designated as Series A. Commencing on June 1, 2001 the holders of Series A shall be entitled to an 8.75% annual non-cumulative dividend in cash or at the option of the Company shares of the Company's common stock. No dividends were declared by the board of directors for the year ended December 31, 2002. Each share of Series A shall be convertible into common stock at the conversion price of 1/3 of the initial public offering price of the Company's common stock, provided however, that in the event the Company does not complete a public offering the Series A will be convertible at $5 per share but only at the expiration date of the Series A on May 31, 2004.

SHARE ISSUANCE

During February 2001 in exchange for the 100,000 common shares held by the Parent the Company agreed to issue to its Parent 2,898,348 shares of common stock and 440,416 shares of preferred stock. The issuance was conditioned upon the Parent's approval of a spin off of the Company to the shareholders of the Parent, which was approved in February 2001. All share and per share amounts have been retroactively restated to reflect the issuance.


                                                                    (Continued)

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

(5)      STOCKHOLDERS' (DEFICIT) (CONTINUED)

STOCK BASED COMPENSATION

The Company agreed to issue options to purchase 27,500 shares of common stock at an exercise price of $2.00 per share and options to purchase 35,000 shares at an exercise price of $5.00 per share.

The Company accounts for stock-based compensation plans by applying APB 25 and related interpretations. Under APB 25, because the exercise price of the Company's employee stock options approximates or exceeds the market price of the underlying stock at the date of grant, no compensation cost is recognized.

SFAS 123 requires the Company to provide pro forma information regarding net income and earnings per share as if compensation cost for the Company's stock option plans had been determined in accordance with the fair value based method prescribed in SFAS 123. The fair value of the option grants is estimated on the date of grant utilizing the minimum value method with the following weighted average assumptions for grants during the years ended December 31, 2001 and 2000; expected life of options of 10 years, expected volatility of 0%, risk-free interest rate of 1.5% and no dividend yield. The weighted average fair value at the date of grant for options granted during the years ended December 31, 2001 and 2000 was $0.00.

Under the provisions of SFAS 123, the Company's net loss and loss per share would not have been effected.

A summary of stock option activity is as follows:

                                            Number            Weighted-       Weighted-
                                              Of           Average Exercise    Average
                                            Shares              Price         Fair Value
                                         -------------    -----------------   -----------

Balance at December 31, 2001              62,500              $ 3.65            $  --
Granted in current year                       --                  --               --
                                         --------            --------          -------

Balance at December 31, 2002              62,500              $ 3.65            $  --
                                         ========            =======           =======

                                                                     (Continued)

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

(5)      STOCKHOLDERS' (DEFICIT) (CONTINUED)

STOCK BASED COMPENSATION (CONTINUED)

The following tables summarizes information about fixed-price stock options at December 31, 2002:

                                       OUTSTANDING                                                  EXERCISABLE
                                       -----------                                                  -----------
                                                  Weighted-            Weighted-                               Weighted-
                                                   Average              Average                                 Average
     Exercise                  Number            Contractual           Exercise              Number             Exercise
       Price                Outstanding              Life                Price             Exercisable           Price
--------------------      -----------------    -----------------    ----------------     ----------------    ---------------
          $5.00                 35,000              8 years               $5.00               27,000              $5.00
          $2.00                 27,500              9 years               $2.00                   --              $2.00


(6)      INCOME TAXES

At December 31, 2002, the Company had a net operating loss carryforward for income tax purposes of approximately $3,600,000, which is available to offset future taxable income. The loss carryforward expires in the years beginning in 2019, unless it is utilized sooner. A valuation allowance equal to the tax benefit of the net operating losses has been established since it is uncertain that future taxable income will be realized during the carryforward period. Accordingly, no income tax provision has been recognized in the accompanying financial statements.

(7)      COMMITMENTS AND CONTINGENCIES

EMPLOYMENT CONTRACT

During January 2001, the Company entered into an employment contract with its vice president of marketing, which provides for a salary of $80,000 for 2001 and $125,000 in 2002, and 10,000 options to purchase the Company's common stock (see note 5). The contract may be terminated upon 90 days notice.

                                                                    (Continued)

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

(7)      COMMITMENTS AND CONTINGENCIES (CONTINUED)

PRODUCT DISTRIBUTION AGREEMENT

During November 2001, the Company entered into a three year exclusive agreement for distribution of substantially all of its products to the mass retail outlets in the United States, Puerto Rico Guam and the U.S. Virgin Islands. This agreement is renewable for a one year period provided that the distributor purchases at least $4,000,000 in product during the final year of the initial three year term and for additional one year periods provided that the distributor purchases at least $4,000,000 in product adjusted for price increases by the Company during the proceeding one year term. In addition, the Company has agreed to issue three year warrants to purchase its common stock should the distributor pre pay for an order. For each advance payment the Company will issue the number of warrants determined by multiplying the amount of the advance by 7.5% and dividing by 4 and then dividing by the exercise price of the warrants. The resulting number will then be multiplied by 150%. The exercise price of the warrants is $1.50. During December 2001, the distributor prepaid an order in the amount of $244,020 and received 4,576 warrants, which expire during December 2004. This amount was recognized as revenue in January 2002. In conjunction with this order the Company advanced its supplier $64,800 for product to be delivered to the distributor. Had the Company computed the value of the warrants issued in accordance with the provisions of SFAS No. 123 there would be no change in the reported net loss or loss per share.

(8)      RELATED PARTY TRANSACTIONS

During 2002 the Company's president was not paid the salary due to him aggregating $120,000. The total unpaid salary due to this officer amounts to $252,000 and is included in accrued expenses in the accompanying balance sheet.

In addition, through December 31, 2002 NSS made working capital advances aggregating $328,597 to the Company. These amounts are included in amounts due to affiliate in the accompanying balance sheet.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.
                              FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                         REPORT OF INDEPENDENT AUDITORS


Shareholders and Board of Directors
Physicians Nutraceutical Laboratories, Inc.

         We have audited the accompanying balance sheet of Physicians Nutraceutical Laboratories, Inc. as of December 31, 2001, and the related statements of operations, stockholders' (deficit) and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Physicians Nutraceutical Laboratories, Inc. as of December 31, 2001, and the results of its operations, and its cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

         As discussed in Note 9, the Company has restated the financial statements for the year ended December 31, 2001 to correct an error in recording certain capital contributions.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 the Company has incurred substantial losses during the year ended December 31, 2001 and has working capital and stockholder deficits at December 31, 2001. Realization of the Company's assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary in the event that the Company cannot continue in existence.

Stark Winter Schenkein & Co., LLP


Denver, Colorado
February 25, 2002, except for Note 9 as
To which the date is March 15, 2002

                  Physicians Nutraceutical Laboratories, Inc.
                                 Balance Sheet
                               December 31, 2001
                                   (restated)

Assets

Current assets:
  Cash                                                              $    85,411
  Accounts receivable                                                    32,724
  Inventory                                                              59,712
  Prepaid expenses                                                       64,800
  Other current assets                                                    1,781
                                                                    -----------
    Total current assets                                                244,428
                                                                    -----------
Property and equipment, net                                              39,743
                                                                    -----------
Other assets:
  Deferred offering costs                                                10,000
                                                                    -----------
                                                                    $   294,171
                                                                    ===========
Liabilities and stockholders' (deficit)

Current liabilities:
  Accounts payable and accrued expenses                             $   181,146
  Deferred revenue                                                      244,020
  Notes payable - officer                                               192,153
  Amounts due to officer                                                132,000
  Amounts due to affiliate                                              347,446
                                                                    -----------
    Total current liabilities                                         1,096,765
                                                                    -----------

Stockholders' (deficit):
  Preferred stock, Series A convertible,
    $.001 par value,10,000,000 shares authorized,
    514,162 shares issued and outstanding                                   514
  Preferred stock, undesignated, 9,000,000 shares authorized                 --
  Common stock, $.001 par value,
    40,000,000 shares authorized,
    2,925,848 shares issued and outstanding                               2,926
  Additional paid in capital                                          2,748,872
  Accumulated (deficit)                                              (3,554,906)
                                                                    -----------
                                                                       (802,594)
                                                                    -----------
                                                                    $   294,171
                                                                    ===========

            See the accompanying notes to the financial statements.

                  Physicians Nutraceutical Laboratories, Inc.
                            Statements of Operations
                      For the Year Ended December 31, 2001

                                                                       2001
                                                                    ----------

Revenue                                                             $  309,861
                                                                    ----------
Operating expenses:
  Cost of sales                                                        130,787
  Selling, general and administrative expenses                       1,143,987
                                                                    ----------
                                                                     1,274,744
                                                                    ----------

Net (loss)                                                          $ (964,913)
                                                                    ==========

Per share information - basic and fully diluted:

  Weighted average shares outstanding                                2,925,848
                                                                    ==========
  Net (loss) per share                                              $    (0.33)
                                                                    ==========

            See the accompanying notes to the financial statements.

                   Physicians Nutraceutical Laboratories, Inc.
                      Statement of Stockholders' (Deficit)
                      For the Year Ended December 31, 2001
                                   (restated)

                               Common Stock        Preferred Stock
                          --------------------     ---------------      Paid in      Accumulated
                            Shares      Amount     Shares     Amount    Capital       (Deficit)         Total
                          ---------     ------     -------    ------   ---------     -----------      ---------
Balance
  December 31, 2000       2,898,348     $2,898     440,416     $440    $2,707,661    $(2,589,993)     $ 121,006
Common shares issued
  for services               27,500         28          --       --            --             --             28
Gifted preferred share           --         --      73,746       74            --             --             74
Capital contribution
  by affiliate                   --         --          --       --       412,211             --         41,211
Net (Loss) for the year          --         --          --       --            --       (964,913)      (964,913)
                          ---------     ------     -------     ----    ----------    -----------      ---------
Balance
  December 31, 2001       2,925,848     $2,926     514,162     $514    $2,748,872    $(3,554,906)     $(802,594)
                          =========     ======     =======     ====    ==========    ===========      =========

            See the accompanying notes to the financial statements.

                   Physicians Nutraceutical Laboratories, Inc.
                            Statements of Cash Flows
                      For the Year Ended December 31, 2001
                                   (restated)

                                                                        2001
                                                                      ---------
Net (loss)                                                            $(964,913)
  Adjustments to reconcile net (loss) to net cash
  (used in) operating activities:
  Depreciation                                                           11,534
  Capital contribution of officer's salary                                   --
  Write off of deferred offering costs                                  115,640
  Common shares issued for non cash items                                   102
  (Increase) in accounts receivable                                     (32,724)
  (Increase) in inventory                                               (17,718)
  Decrease in prepaid expenses                                           75,289
  (Increase) in other current assets                                     (1,781)
  Decrease in cash - escrow                                                  --
  Increase in deferred revenue                                          244,020
  Increase in amounts due to officer                                    132,000
  Increase in accounts payable and accrued expenses                      17,822
                                                                      ---------
Net cash (used in) operating activities                                (420,729)
                                                                      ---------
Cash flows from investing activities:
  Acquisition of property and equipment                                  (9,364)
                                                                      ---------
Net cash (used in) investing activities                                  (9,364)
                                                                      ---------

Cash flows from financing activities:
  Repayment of long term debt                                            (9,163)
  Increase in cash - escrow                                                  --
  Capital contributions                                                  41,211
  Increase in deferred offering costs                                   (89,865)
  Proceeds from amounts due to affiliate                                327,446
  Proceeds from notes payable - officer                                 192,153
                                                                      ---------
Net cash provided by financing activities                               461,782
                                                                      ---------

Net increase in cash                                                     31,689
Beginning - cash balance                                                 53,722
                                                                      ---------
Ending - cash balance                                                 $  85,411
                                                                      =========
Supplemental cash flow information:
  Cash paid for income taxes                                          $      --
  Cash paid for interest                                              $      --
Non cash investing and financing activities:
  Deferred offering costs paid from cash - escrow                     $      --

            See the accompanying notes to the financial statements.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Company was incorporated on October 26, 1999 in the State of Florida and is in the business of marketing and distributing nutritional products. The Company was in the development stage through December 31, 2000.

The Company had been a wholly owned subsidiary of Nutrition Superstores.com, Inc. ("Parent"). During February 2001 the Company agreed to issue to its Parent 2,898,348 shares of common stock and 440,416 shares of preferred stock. The issuance was conditioned upon the Parent's approval of a spin off of the Company to the shareholders of the Parent, which was also approved in February 2001 (See
Note 5).

REVENUE RECOGNITION

The Company recognizes revenue when its products are shipped or services are provided.

PRODUCT DEVELOPMENT COSTS

The Company's web site will comprise multiple features and offerings that are currently under development, and it is anticipated that the offerings will require future development and refinement. In connection with the development of its products, the Company will incur external costs for hardware, software, and consulting services, and internal costs for payroll and related expenses of its technology employees directly involved in the development. All hardware costs will be capitalized. Purchased software costs will be capitalized in accordance with Statement of Position 98-1 Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. All other costs will be reviewed for determination of whether capitalization or expense as product development cost is appropriate.

INVENTORY

Inventory, which consists principally of finished goods, is stated at the lower of cost or market using the first-in, first-out method.

PROPERTY, EQUIPMENT AND DEPRECIATION

Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the following estimated useful lives:

                                                             Years
                                                             -----
              Equipment                                        5
              Furniture and Fixtures                           5
              Automotive Equipment                             5

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

ADVERTISING COSTS

The Company expenses all costs of advertising as incurred. Advertising costs included in selling, general and administrative expenses aggregated $77,877 during 2001.

FINANCIAL INSTRUMENTS

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2001. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivable, accounts payable and accrued expenses and notes payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of the Company's long-term debt is estimated based upon the quoted market prices for the same or similar issues or on the current rates available to the Company for debt of the same remaining maturities.

LONG LIVED ASSETS

The carrying value of long lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment. To date, no such impairment has been indicated. Should there be an impairment in the future, the Company will measure the amount of the impairment based on the undiscounted expected future cash flows from the impaired assets.

NET INCOME (LOSS) PER COMMON SHARE

The Company calculates net income (loss) per share as required by Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods when they are anti dilutive common stock equivalents, if any, are not considered in the computation.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

SEGMENT INFORMATION

The Company follows SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information." Certain information is disclosed, per SFAS No. 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

INCOME TAXES

The Company follows SFAS 109, "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

DEFERRED OFFERING COSTS

The Company defers costs associated with the raising of capital until such time as the offering is completed, at which time the costs are charged against the capital raised. Should the offering be terminated the costs are charged to operations during the period when the offering is terminated.

STOCK BASED COMPENSATION

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

The Company accounts for stock based compensation in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation." The provisions of SFAS No. 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in Accounting Principles Board (APB) Opinion 25, "Accounting for Stock Issued to Employees" but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans.

RECENT PRONOUNCEMENTS

In July 2001, the Financial Accounting Standards Board (FASB) issued SFAS 141, Business Combinations, and SFAS 142, Goodwill and Intangible Assets. SFAS 141 is effective for all business combinations completed after June 30, 2001. SFAS 142 is effective for the year beginning January 1, 2002; however certain provisions of that Statement apply to goodwill and other intangible assets acquired between July 1, 2001, and the effective date of SFAS 142. The Company does not believe the adoption of these standards will have a material impact on the Company's financial statements.

In July 2001, the FASB issued SFAS 143, Accounting for Asset Retirement Obligations. This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement applies to all entities. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of lessees. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company is evaluating the impact of the adoption of this standard and has not yet determined the effect of adoption on its financial position and results of operations.

In August 2001, the FASB issued SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. The provisions of the statement are effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company is evaluating the impact of the adoption of this standard and has not yet determined the effect of adoption on its financial position and results of operations.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

NOTE 2. BASIS OF PRESENTATION

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. The Company incurred net losses during the year ended December 31, 2001 of $964,913. In addition, the Company has a working capital deficit of $852,337 and a stockholders' deficit of $802,594 at December 31, 2001.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock and the achievement of profitable operations. The Company is in the process of attempting to raise additional equity capital through a private placement.

The accompanying financial statements do not include any adjustments that might be required should the Company be unable to recover the value of its assets or satisfy its liabilities.

NOTE 3. PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2001:

         Furniture and fixtures                        $    8,031
         Equipment                                         31,749
         Automotive equipment                              23,472
                                                       ----------
                                                           63,252
         Less: accumulated depreciation                    23,509
                                                       ----------
                                                       $   39,743
                                                           ==========

Depreciation expense charged to operations was $11,534 during 2001.

NOTE 4. NOTES PAYABLE - OFFICER

At December 31, 2001 notes payable - officer consisted of the following:

         Notes payable with interest at 5% per annum, due
         on demand or if demand is not made, on December 31, 2002     $ 192,153
                                                                      =========

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

NOTE 5. STOCKHOLDERS' (DEFICIT)

On September 26, 2000 the Company amended its Articles of Incorporation to authorize 10,000,000 shares of $.001 par value preferred stock and 40,000,000 shares of $.001 par value common stock.

PREFERRED STOCK

The Board of directors has authorized the issuance of 1,000,000 shares of $.001 par value convertible preferred stock designated as Series A. Commencing on June 1, 2001 the holders of Series A shall be entitled to an 8.75% annual non-cumulative dividend in cash or at the option of the Company shares of the Company's common stock. Each share of Series A shall be convertible into common stock at the conversion price of 1/3 of the initial public offering price of the Company's common stock, provided however, that in the event the Company does not complete a public offering the Series A will be convertible at $5 per share but only at the expiration date of the Series A on May 31, 2004.

SHARE ISSUANCES

During February 2001 in exchange for the 100,000 common shares held by the Parent the Company agreed to issue to its Parent 2,898,348 shares of common stock and 440,416 shares of preferred stock. The issuance was conditioned upon the Parent's approval of a spin off of the Company to the shareholders of the Parent, which was approved in February 2001. All share and per share amounts have been retroactively restated to reflect this issuance.

During the year ended December 31, 2001 the Parent contributed $41,211 to the capital of the Company.

During January 2001 the Company adopted an employee stock option plan and allocated 500,000 common shares to the plan.

During February 2001 the Company filed a Form 1-A Regulation A Offering Statement to sell a minimum of 166,667 shares and a maximum of 1,666,666 shares of its common stock at an offering price of $3 per share. This offering was withdrawn during January 2002. No shares were sold pursuant to this offering and the Company charged $115,640 of deferred offering costs related to the offering to operations during 2001.

STOCK BASED COMPENSATION

The Company agreed to issue options to purchase 27,500 shares of common stock at an exercise price of $2.00 per share and options to purchase 35,000 shares at an exercise price of $5.00 per share.

The Company accounts for stock-based compensation plans by applying APB 25 and related Interpretations. Under APB 25, because the exercise price of the Company's employee stock options approximates or exceeds the market price of the underlying stock at the date of grant, no compensation cost is recognized.

SFAS 123 requires the Company to provide pro forma information regarding net income and earnings per share as if compensation cost for the Company's stock option plans had been determined in accordance with the fair value based method prescribed in SFAS 123. The fair value of the option grants is estimated on the date of grant utilizing the minimum value method with the following weighted average assumptions for grants during the year ended December 31, 2001: expected life of options of 10 years, expected volatility of 0%, risk-free interest rate of 1.5% and no dividend yield. The weighted average fair value at the date of grant for options granted during the year ended December 31, 2001 was $0.00. These results may not be representative of those to be expected in future years.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

Under the provisions of SFAS 123, the Company's net (loss) and (loss) per share would not have been effected.

A summary of stock option activity is as follows:

                                                Weighted-         Weighted-
                                   Number        average          average
                                  of shares    exercise price    fair value
                                  ---------    -------------     ----------

Balance at December 31, 2000       35,000        $   5.00         $      --
Granted at above market value      27,750            2.00                --
                                   ------        --------         ---------
Balance at December 31, 2001       62,750        $   3.65         $      --
                                   ======        ========         =========

The following table summarizes information about fixed-price stock options at December 31, 2001:

                                                       Outstanding                               Exercisable
                                               ------------------------------------     --------------------------------------
                                               Weighted-Average     Weighted-Average                          Weighted-Average
Exercise Price          Number Outstanding     Contractual Life      Exercise Price     Number Exercisable     Exercise Price
--------------          ------------------     ----------------      --------------     ------------------     --------------
$5.00                            35,000             9 years               $5.00                27,000               $5.00
$2.00                            27,750            10 years               $2.00                    --               $2.00

NOTE 6. INCOME TAXES

The Company accounts for income taxes under SFAS 109, which requires use of the liability method. SFAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences for all periods presented are as follows:

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

         Income tax provision at the federal statutory rate              34 %
         Effect of operating losses                                     (34)%
                                                                        ---
                                                                         --
                                                                        ===

As of December 31, 2001, the Company has a net operating loss carryforward of approximately $3,500,000, which will be available to offset future taxable income. If not used, these carryforwards will expire in 2019 2020 and 2021. The deferred tax asset relating to the operating loss carryforward of approximately $1,200,000 has been fully reserved at December 31, 2001.

NOTE 7. COMMITMENTS AND CONTINGENCIES

EMPLOYMENT CONTRACT

During January 2001 the Company entered into an employment contract with its vice president of marketing, which provides for a salary of $80,000 for 2001 and $125,000 in 2002, and 10,000 options to purchase the Company's common stock (see
Note 5). The contract may be terminated upon 90 days notice.

PRODUCT DISTRIBUTION AGREEMENT

During November 2001 the Company entered into a three year exclusive agreement for distribution of substantially all of its products to the mass retail outlets in the United States, Puerto Rica, Guam and the U.S. Virgin Islands. This agreement is renewable for a one year period provided that the distributor purchases at least $4,000,000 in product during the final year of the initial three year term and for additional one year periods provided that the distributor purchases at least $4,000,000 in product adjusted for price increases by the Company during the proceeding one year term. In addition, the Company has agreed to issue three year warrants to purchase its common stock should the distributor pre pay for an order. For each advance payment the Company will issue the number of warrants determined by multiplying the amount of the advance by 7.5% and dividing by 4 and then dividing by the exercise price of the warrants. The resulting number will then be multiplied by 150%. The exercise price of the warrants is $1.50. During December 2001 the distributor prepaid an order in the amount of $224,020 and received 4,576 warrants, which expire during December 2004. In conjunction with this order the Company advanced its supplier $64,800 for product to be delivered to the distributor. Had the Company computed the value of the warrants issued in accordance with the provisions of SFAS No. 123 there would be no change in the reported net loss or loss per share.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

OTHER

During August 2000 the Company entered into an agreement with International Monetary Group, Inc. ("IMG") whereby the Company engaged IMG to act as a financial advisor and to make introductions to licensed broker-dealers, in the Company's efforts to sell up to 1,000,000 shares of common stock at an amount of up to $5,000,000. This agreement was voided during April 2001 and replaced with a new agreement whereby the Company engaged IMG to act as a financial advisor and to make introductions to licensed broker-dealers, in the Company's efforts to sell up to 1,666,666 shares of common stock at an amount of up to $5,000,000.

As compensation IMG is to receive a fee of $200,000 upon acceptance of the funding from sources introduced by IMG. The Company expensed approximately $200,000 in conjunction with this agreement for offering costs and other operating expenses. The agreement expires in April 2002 and it is the Company's intent not to renew it. The Company has charged the offering costs related to this attempted funding to operations during 2001 (see Note 5).

During December 2001 the Company entered into a one year financial advisory agreement whereby the financial advisor agreed to provide the Company with financial consulting services and assist the Company in obtaining capital funding. In exchange for these services the Company agreed to pay a fee aggregating $55,000 and in the event of a financing for the Company by the financial advisor, an additional mutually agreed upon fee. Should the financial advisor introduce the Company to another entity which completes a capital funding the Company agreed to pay a finders fee as follows:

                    5% of the amount up to $1,000,000
                    4% of the amount between $1,000,000 and $2,000,000
                    3% of the amount between $2,000,000 and $3,000,000
                    2% of the amount between $3,000,000 and $4,000,000
                    1% of the amount in excess of $4,000,000

In conjunction with this agreement the Company paid the financial advisor $10,000 during 2001, which has been recorded as deferred offering costs in the accompanying financial statements.

NOTE 8. RELATED PARTY TRANSACTIONS

Through December 31, 2000 the Company had no significant revenue generating operations. and substantially all of the Company's operations were funded by the Parent and contributed to the Company's capital.

During 2001 the Company's president was not paid the salary due to him aggregating $120,000. This amount is included in Amounts due to officer in the accompanying balance sheet.

In addition, during the year ended December 31, 2001 the Parent made working capital advances aggregating $327,446 to the Company. These amounts are included in Amounts due to affiliate in the accompanying balance sheet.

NOTE 9. CORRECTION OF AN ERROR

During March 2002 the Company determined that it had incorrectly recorded $112,701 as contributed capital from the Parent. This amount has been reclassified to Amounts due to affiliates in the accompanying financial statements. The adjustment had no effect on the net loss or net loss per share for the year ended December 31, 2001.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         The following unaudited pro forma financial statements give effect to the acquisition by BIO-ONE Corporation of Physicians Nutraceutical Laboratories, Inc. in a transaction to be accounted for using the purchase method of accounting. The unaudited pro forma balance sheet is based on the historical balance sheets of BIO-ONE Corporation and Physicians Nutraceutical Laboratories, Inc. appearing elsewhere in this registration statement or incorporated by reference. The unaudited pro forma statements of operations are based on the historical statement of operations of BIO-ONE Corporation and of Physicians Nutraceutical Laboratories, Inc. appearing elsewhere in the registration statement or incorporated by reference and combine the results of operations of BIO-ONE Corporation and Physicians Nutraceutical Laboratories, Inc. for the year ended December 31, 2002 and the year ended December 31, 2001 as if the acquisition occurred at the beginning of the period.

         The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operation results that would have been achieved if the merger had been consummated as of the beginning of the period presented, nor are they necessarily indicative of future operating or financial position of BIO-ONE Corporation.

         BIO-ONE Corporation will account for the merger with Physicians Nutraceutical Laboratories, Inc. using the purchase method of accounting.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                 Unaudited Pro Forma Consolidated Balance Sheet

                               December 31, 2002

                                                                                Physicians
                                                                  BIO-ONE       Nutraceutical       Proforma
                                                                Corporation    Laboratories, Inc.   Adjustments        Proforma
                                                                -----------    -----------------    -----------       -----------
                                     Assets
                                     ------
Current assets:
      Cash                                                      $    14,742             2,065                --            16,807
      Accounts receivable                                                --            13,124                --            13,124
      Inventory                                                          --            15,914                --            15,914
      Deposits and prepaid expenses                                      --            15,000                --            15,000
                                                                -----------       -----------       -----------       -----------

           Total current assets                                      14,742            46,103                --            60,845
                                                                -----------       -----------       -----------       -----------

Furniture and equipment, net                                          4,099            25,867                --            29,966
Other assets                                                             --             1,252                --             1,252
                                                                -----------       -----------       -----------       -----------

           Total assets                                         $    18,841            73,222                --            92,063
                                                                ===========       ===========       ===========       ===========


                      Liabilities and Stockholder's Equity
                      ------------------------------------

Current liabilities:
      Current portion of notes payable                          $   145,510           188,444          (188,444)          145,510
      Accounts payable and accrued expenses                         235,971           874,451          (801,229)          309,193
                                                                -----------       -----------       -----------       -----------

           Total current liabilities                                381,481         1,062,895          (989,673)          454,703
                                                                -----------       -----------       -----------       -----------

Stockholder's Equity:
      Common stock                                                   18,855             2,926            (2,926)           18,855
      Preferred stock                                                    --               514              (514)               --
      Additional paid-in capital                                  1,786,377         2,728,124        (2,728,124)        1,786,377
      Retained earnings                                          (2,167,872)       (3,721,237)        3,721,237        (2,167,872)
                                                                -----------       -----------       -----------       -----------

           Total stockholder's equity                              (362,640)         (989,673)          989,673          (362,640)
                                                                -----------       -----------       -----------       -----------

           Total liabilities and stockholder's equity           $    18,841            73,222                --            92,063
                                                                ===========       ===========       ===========       ===========


               See accompanying note to the financial statements.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

                 Unaudited Pro Forma Consolidated Balance Sheet

                                 July 31, 2003

                                                                           Physicians
                                                             BIO-ONE      Nutraceutical         Proforma
                                                           Corporation    Laboratories, Inc.   Adjustments         Proforma
                                                           -----------    -----------------   ------------        ----------
                                     Assets
                                     ------
Current assets:
      Cash                                                 $   388,176             1,757                --           389,933
      Accounts receivable                                           --            17,735                --            17,735
      Inventory                                                     --            70,119                --            70,119
      Deposits and prepaid expenses                                 --                --                --                --
                                                           -----------       -----------       -----------       -----------

           Total current assets                                388,176            89,611                --           477,787
                                                           -----------       -----------       -----------       -----------

Furniture and equipment, net                                     4,752            19,806                --            24,558
Other assets                                                    53,500             4,202                --            57,702
                                                           -----------       -----------       -----------       -----------

           Total assets                                    $   446,428           113,619                --           560,047
                                                           ===========       ===========       ===========       -----------


                      Liabilities and Stockholder's Equity
                      ------------------------------------

Current liabilities:
      Current portion of notes payable                     $    74,502           607,416          (607,416)           74,502
      Accounts payable and accrued expenses                     82,583           711,031          (597,412)          196,202
                                                           -----------       -----------       -----------       -----------

           Total current liabilities                           157,085         1,318,447        (1,204,828)          270,704
                                                           -----------       -----------       -----------       -----------

Stockholder's Equity:
      Common stock                                              38,604             2,926            (2,926)           38,604
      Preferred stock                                               --               514              (514)               --
      Additional paid-in capital                             2,743,928         2,728,124        (2,728,124)        2,743,928
      Retained earnings                                     (2,493,189)       (3,936,392)        3,936,392        (2,493,189)
                                                           -----------       -----------       -----------       -----------

           Total stockholder's equity                          289,343        (1,204,828)        1,204,828           289,343
                                                           -----------       -----------       -----------       -----------

           Total liabilities and stockholder's equity      $   446,428           113,619                --           560,047
                                                           ===========       ===========       ===========       ===========


               See accompanying note to the financial statements.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

            Unaudited Pro Forma Consolidated Statement of Operations

                          Year Ended December 31, 2001

                                                                   Physicians
                                                   BIO-ONE        Nutraceutical         Proforma
                                                 Corporation     Laboratories, Inc.    Adjustments        Proforma
                                                 ------------    -----------------     -----------      ------------
Revenue                                          $     82,943            309,861                --           392,804

Cost of sales                                          39,698            130,787                --           170,485
                                                 ------------       ------------       -----------      ------------

Gross profit                                           43,245            179,074                --           222,319

Operating expenses:
      General and administrative                      710,977          1,143,987                --         1,854,964
                                                 ------------       ------------       -----------      ------------

Operating Income                                     (667,732)          (964,913)               --        (1,632,645)

Interest expense                                        9,418                 --                --             9,418
Other income                                               --                 --                --                --
                                                 ------------       ------------       -----------      ------------

Income before taxes                                  (677,150)          (964,913)               --        (1,642,063)

Provision for income taxes                                 --                 --                --                --
                                                 ------------       ------------       -----------      ------------

Net income                                       $   (677,150)          (964,913)               --        (1,642,063)
                                                 ============       ============       ===========      ============

Basic earnings per share                                                                                       (0.15)

Basic weighted average shares outstanding          10,653,963          2,925,848                          10,653,963

Diluted earnings per share                                                                                     (0.15)

Diluted weighted average shares outstanding        10,653,963          2,925,848                          10,653,963


              See accompanying notes to the financial statements.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

            Unaudited Pro Forma Consolidated Statement of Operations

                          Year Ended December 31, 2002

                                                                    Physicians
                                                   BIO-ONE         Nutraceutical         Proforma
                                                 Corporation      Laboratories, Inc.    Adjustments           Proforma
                                                 ------------     ------------------   ---------------      ------------
Revenue                                          $     22,220            807,229                    --           829,449

Cost of sales                                           9,343            283,647                    --           292,990
                                                 ------------       ------------       ---------------      ------------

Gross profit                                           12,877            523,582                    --           536,459

Operating expenses:
      General and administrative                    1,069,809            689,913                    --         1,759,722
                                                 ------------       ------------       ---------------      ------------

Operating Income                                   (1,056,932)          (166,331)                   --        (1,223,263)

Interest expense                                      (10,512)                --                    --           (10,512)
Other income                                          146,997                 --                    --           146,997
                                                 ------------       ------------       ---------------      ------------

Income before taxes                                  (920,447)          (166,331)                   --        (1,086,778)

Provision for income taxes                                 --                 --                    --                --
                                                 ------------       ------------       ---------------      ------------

Net income                                       $   (920,447)          (166,331)                   --        (1,086,778)
                                                 ============       ============       ===============      ============

Basic earnings per share                                                                                           (0.07)

Basic weighted average shares outstanding          14,052,065          2,925,898                              14,052,065

Diluted earnings per share                                                                                         (0.07)

Diluted weighted average shares outstanding        14,052,065          2,925,898                              14,052,065


              See accompanying notes to the financial statements.

                   PHYSICIANS NUTRACEUTICAL LABORATORIES, INC.

            Unaudited Pro Forma Consolidated Statement of Operations

                        Seven Months Ended July 31, 2003

                                                                                        Physicians
                                                    BIO-ONE       Nutraceutical          Proforma
                                                  Corporation     Laboratories, Inc.    Adjustments         Proforma
                                                 ------------     -----------------    -------------      ------------

Revenue                                          $         --            505,089                  --           505,089

Cost of sales                                              --            197,901                  --           197,901
                                                 ------------       ------------       -------------      ------------

Gross profit                                               --            307,188                  --           307,188

Operating expenses:
      General and administrative                      149,657            522,343                  --           672,000
                                                 ------------       ------------       -------------      ------------

Operating Income                                     (149,657)          (215,155)                 --          (364,812)

Interest expense                                        3,217                 --                  --             3,217
Other income                                               --                 --                  --                --
                                                 ------------       ------------       -------------      ------------

Income before taxes                                  (152,874)          (215,155)                 --          (368,029)

Provision for income taxes                                 --                 --                  --                --
                                                 ------------       ------------       -------------      ------------

Net income                                       $   (152,874)          (215,155)                 --          (368,029)
                                                 ============       ============       =============      ============

Basic earnings per share                                                                                         (0.01)

Basic weighted average shares outstanding          33,055,380          2,925,848                            33,055,380

Diluted earnings per share                                                                                       (0.01)

Diluted weighted average shares outstanding        33,055,380          2,925,848                            33,055,380


              See accompanying notes to the financial statements.